Accrued Expenses (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Payables And Accruals [Abstract]
Accrued compensation	$ 5,025	$ 3,049
Direct container expense	4,521	2,014
Interest payable	3,157	3,402
Other	662	1,256
Total accrued expenses	$ 13,365	$ 9,721	[1]

[1]	Certain amounts as of December 31, 2016 have been restated for immaterial corrections of identified errors related to the calculation of gain on sale of containers, net, to properly account for lease concessions (see Note 2 "Immaterial Correction of Errors in Prior Periods") and to reclassify debt balances to conform with the 2017 presentation.